THE FORESTER FUNDS, INC.

Forester Discovery Fund

Supplement dated November 15, 2010 (effective at the opening of business)

to the Prospectus for Forester Discovery Fund dat ed July 31, 20 10

After reviewing the Prospectus, a typo was found.  Below is the corrected paragraph for the Forester Discovery Fund (the "Fund"):

Management and Administrative Fees:   The Forester Discovery Fund pays a management fee to Forester Capital for serving as its investment adviser and providing administrative services.  The annual fee is determined as a percentage of average daily net assets.  The Fund also pays an administrative fee for all other expenses related to its daily operations.  Expenses paid out of the Fund's assets are reflected in the share price and dividends.  For the fiscal year ended March 31, 2010, the Fund paid total annual fees to Forester Capital of 1.35% of the Fund's average daily net assets, which included 1.00% for investment advisory services and 0.35% for administrative services.  The Fund's latest Audited Annual Report, dated March 31, 2010, and the SAI contain more information about the factors considered by the Board when it last renewed the investment advisory agreement with Forester Capital.

The following supersedes any contrary information contained in the current Prospectus.

You should read this Supplement in conjunction with the Prospectus for the Forester Discovery Fund dated July 31, 20 10 , which provide information that you should know about the Forester Discovery Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Forester Value Fund at 1-800-388-0365.

Supplement dated November 15, 2010